GARTMORE MUTUAL FUNDS

                    Gartmore Morley Capital Accumulation Fund

                    Prospectus Supplement dated June 11, 2003
                        to Prospectus dated March 1, 2003


Effective June 11, 2003, the Gartmore Morley Capital Accumulation Fund will offer Class A shares. In addition, the disclosure regarding the portfolio managers and who may purchase IRA Class shares has been amended as described below.

The disclosure below the bar chart under the heading "PERFORMANCE" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:



                                                               SINCE
AVERAGE ANNUAL RETURNS1 - AS OF DECEMBER 31, 2002  1 YEAR   INCEPTION2
-----------------------------------------------------------------------
Class A shares - Before Taxes3. . . . . . . . . .    1.03%        4.23%
Service Class shares - Before Taxes . . . . . . .    4.19%        5.06%
IRA Class shares - Before Taxes . . . . . . . . .    4.16%        5.04%
Institutional Class shares - Before Taxes . . . .    4.59%        5.47%
Lipper Money Market Fund Index4 . . . . . . . . .    1.32%        3.92%


---------------
1 These returns reflect performance after expenses and sales charges on Class A shares are deducted. Please call 1-800-898-0920 for the Fund's 30-day yield.
2 The Service Class, IRA Class and Institutional Class commenced operations on February 1, 1999. The Class A shares are expected to commence operations on or about June 2, 2003.
3 These returns through December 31, 2002 are based on the performance of the IRA Class shares, which was achieved prior to the creation of Class A shares. Excluding the effects of any fee waivers or reimbursements, IRA Class shares' average annual total returns are similar to what Class A shares would have produced because Class A shares will invest in the same portfolio of securities as IRA Class shares. The returns for Class A shares have been restated for sales charges, but do not reflect the additional fees applicable to such shares; if these were reflected, the annual returns for Class A shares would have been lower.
4 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

The disclosure on page 5 of the Prospectus under the heading "FEES AND EXPENSES" is amended to include the following:

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.


Shareholder Fees1 (paid directly from your investment)               Class A Shares
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                           3.00%2
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed on redemptions (as a
percentage of original purchase price or sale proceeds, as applicable)        None3
-----------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed)4                      2.00%
-----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets)           Class A Shares
-----------------------------------------------------------------------------------
Management Fees5                                                              0.25%
-----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                      0.25%
-----------------------------------------------------------------------------------
Other Expenses6.                                                              0.57%
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES7                                         1.07%


---------------
1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying and Selling Funds Shares" below.
3 A contingent deferred sales charge ("CDSC") of up to 0.35% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying and Selling Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A shares" below, and "Buying and Selling Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge".
4 You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger ("Trigger") is active the day your redemption order is received by the Fund. See "Selling Shares-Redemption Fees" on page 11 of the Prospectus to determine when the Trigger is considered to be active.
5 Gartmore Morley Capital Management ("GMCM") is currently waiving 0.10% of its management fee. It may discontinue doing so to the extent permitted by the Fund's expense limitation agreement as described below.
6 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.
7 GMCM and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, expenses related to wrap contracts, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for Class A shares at least through February 29, 2004. The Fund is authorized to reimburse GMCM for management fees previously waived and/or for the cost of other expenses paid by GMCM provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMCM may request and receive reimbursement of fees waived or limited and other reimbursements made by GMCM. Any reimbursement to GMCM must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the Trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class A shares  $   406  $    630  $    872  $   1,566


Effective June 11, 2003, the disclosure on page 8 of the Prospectus under the heading "PORTFOLIO MANAGERS" is deleted and replaced in its entirety with the following:

PORTFOLIO  MANAGERS

A team of portfolio managers from GMCM is responsible for the day-to-day management of the Fund.

The disclosure on pages 9 through 12 of the Prospectus under the heading "BUYING AND SELLING FUND SHARES" is amended to include the following:

BUYING  AND  SELLING  FUND  SHARES

CHOOSING  A  SHARE  CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each class of the shares are available to a limited group of investors as described below. Class A, Service Class and IRA Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Gartmore Distribution Services, Inc., the Fund's distributor (the "Distributor"), or paid by the Distributor to brokers for distribution and shareholder services. Class A, Service Class and IRA Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

Class A shares are subject to a front-end sales charge which is paid to the Distributor as described below. The Distributor either retains this charge or pays it to a selling representative.

MINIMUM  INVESTMENTS  -  CLASS  A

To open an account                                     $1,000
(including an Automatic Asset Accumulation Plan)
-------------------------------------------------------------
Additional investments                                   $100
-------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan per transaction                         $50
-------------------------------------------------------------

WHO  CAN  BUY  CLASS  A  SHARES

Class A shares are offered by broker-dealers or other financial intermediaries which have agreements with the Distributor to sell the Class A shares, subject to a front-end sales charge, to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, Coverdale IRA, and a KEOGH plan.

WHO  CAN  BUY  IRA  CLASS  SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, Coverdale IRA, and a KEOGH plan and are eligible to purchase shares without a sales charge. Such persons include:

     -    Any  person  purchasing  directly  from  the  Distributor.
     - Any person purchasing through an account with an unaffiliated brokerage firm, trust company or other similar entity that has an agreement with the Distributor to waive sales charges for those persons.
     - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
     - Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
     - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
     - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm
          Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Existing IRA Class shareholders as of June 11, 2003 can continue to purchase IRA Class shares, regardless of whether they are otherwise eligible to do so. Existing IRA Class shareholders must purchase shares through the same account an in the same capacity.

BUYING  SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" ("NAV") next determined after the order is received (plus any sales charge for Class A shares). No sales charge is imposed on the purchase of Service Class, IRA Class or Institutional Class shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

FRONT-END  SALES  CHARGES

CLASS  A  SHARES

The chart below show the applicable Class A shares front-end sales charges, which decrease as the amount of your investment increases.

                    SALES CHARGE   DEALER COMMISSION
                        AS A             AS A
                    PERCENTAGE OF    PERCENTAGE OF
-----------------------------------------------------------------
                      OFFERING          AMOUNT        OFFERING
AMOUNT OF PURCHASE      PRICE          INVESTED        PRICE
-----------------------------------------------------------------
Less than $50,000. .          3.00%               3.09%      2.25%
50,000 to $99,999 .           2.75%               2.83%      2.00%
100,000 to $249,999           2.25%               2.30%      1.75%
250,000 to $499,999           1.75%               1.78%      1.50%
500,000 to $999,999           1.50%               1.52%      1.25%
1 million or more           .  None                None       None

CLASS  A  PURCHASES  NOT  SUBJECT  TO  A  SALES  CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below.

However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a contingent deferred sales charge (CDSC) of up to 0.35% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 24 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.35% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

     - An increase in the amount of your investment. The above table shows how the sales charge decreases as the amount of your investment increases.
     - Family Member Discount. Members of your family who live at the same address can combine investments in the funds in the Gartmore Mutual Funds (Gartmore Funds) (except purchases of the Money Market Fund), possibly reducing the sales charge.
     - Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A shares you already own (except the Gartmore Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.
     - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
     - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
     - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The  Class  A  sales  charges  will  be  waived  for  the  following purchasers:

     - Any person who pays for the shares with the proceeds of one of the following:
          o    Sales  of  non-Gartmore  Fund  shares.
          o Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver)

SELLING  SHARES

CONTINGENT  DEFERRED  SALES  CHARGE  (CDSC)  ON  CLASS  A  SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 24 months after your initial purchase of those shares.

AMOUNT OF  $1 MILLION TO   $4 MILLION TO   $25 MILLION
PURCHASE     $3,999,999     $24,999,999      OR MORE
-------------------------------------------------------
CDSC. . .           0.35%           0.25%         0.15%


The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those Gartmore Funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

The CDSC is applied to your original purchase price, or the current market value of the shares being sold, which ever is less. To keep your CDSC as low as possible, each time you place a request to sell shares, the Distributor will first sell any shares in your account not subject to a CDSC. We do not impose a CDSC on Class A shares purchased through reinvested dividends and distributions.

For  more  information,  see  the  SAI.

DISTRIBUTION  PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Class A, Service Class and IRA Class shares of the Fund to compensate the Distributor for expenses associated with distributing and selling its shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Class A, Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADDITIONAL  INFORMATION  ABOUT  CLASS  A  SHARES

With respect to other sections of "Buying and Selling Shares" on pages 9 to 12 of the Prospectus, Class A shares will be treated the same as IRA Class shares. In particular, you will use the same methods of placing a purchase or redemption order for Class A shares as for IRA Class shares. A signature guarantee will be required for Class A shares under the same circumstances that is required for IRA Class shares. In addition, the same redemption fee and low account balance provisions will be applicable to Class A shares as they are for IRA Class shares.

EXCHANGING  CLASS  A  SHARES

You can exchange your Class A shares you own for Class A shares of another Gartmore Fund (except any Gartmore Fund not currently accepting purchase orders) as long as both accounts have the same owner and your first purchase in the new fund meets the new fund's minimum investment requirement.

There may be a sales charge for exchanges of Class A shares of certain Gartmore Funds; you may have to pay the difference between the sales charges if a higher sales charge applies to the Gartmore Fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into Class A shares of another Gartmore Fund and then redeem those Class A shares within 24 months of the original purchase, the applicable CDSC will be the Fund's CDSC. If you exchange your Class A shares of a Gartmore Fund that are subject to a CDSC into Class A shares of another Gartmore Fund (including the Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

HOW  TO  PLACE  YOUR  EXCHANGE  ORDER
You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 10 or the back cover of the Prospectus for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange out of the Fund 24 hours a day, seven days a week, by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.